Exhibit 4



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}{                }{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{                }{
}{                }{                                        }{                }{
}{              }{{T E X A S B O R D E R G A S C O M P A N Y}{}{              }{
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}{                           TOTAL AUTHORIZED ISSUE               See Reverse }{
}{                   100,000,000 SHARES PAR VALUE $.001 EACH      for Certain }{
}{                                                                Definitions }{
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}{     This is to Certify that ___________________________is the owner of     }{
}{                                                                            }{
}{     ___________________________________________________ fully paid and     }{
}{     non-assessable shares of  the above  Corporation transferable only     }{
}{     on the books of the Corporation by the holder  hereof in person or     }{
}{     by duly authorized  Attorney  upon  surrender of  this Certificate     }{
}{     properly endorsed.                                                     }{
}{     Witness,  the seal of  the Corporation  and the  signatures of its     }{
}{       duly authorized officers.                                            }{
}{     Dated                                                                  }{
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}{                                    ooooo                                   }{
}{   ___________________________     ooooooo     ___________________________  }{
}{                     SECRETARY    ooooOoooo                      PRESIDENT  }{
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